UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 7, 2013

Syntroleum Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5416 S. Yale Avenue, Suite 400, Tulsa, Oklahoma		74135
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-592-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

See conference call script as exhibit.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

99.1 August 7, 2013 Conference Call Script - 2nd Quarter 2013 Financial Results

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntroleum Corporation

August 8, 2013	By:	/s/ Karen L. Power

Name: Karen L. Power
Title: Senior Vice President/Principal Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	August 7, 2013 Conference Call Script - 2nd Quarter 2013 Financial Results